EXHIBIT 99.2
Waiver Agreement
     This Waiver Agreement (herein, the “Agreement”) is made as of this 31st day of May, 2008, by and among Tronox Funding, LLC, a Delaware limited liability company (the “Seller”), Tronox Worldwide LLC, a Delaware limited liability company (the “Collection Agent”), ABN AMRO Bank N.V., as agent (the “Agent”) for the Purchasers, the committed purchasers (the “Committed Purchasers”) and Amsterdam Funding Corporation (the “Conduit”).
Recitals:
     A. The Committed Purchasers, Conduit, Collection Agent and the Seller have executed and delivered that certain Receivables Sale Agreement dated as of September 26, 2007, as amended, supplemented or otherwise modified through the date hereof (the “Receivables Sale Agreement”).
     B. We have become aware that “Defaults” and “Events of Default” have occurred under the Parent Credit Agreement as of May 31, 2008 (the “Credit Agreement Defaults”) as a result of failure by the borrower thereunder to comply with covenants contained in Section 7.2(b)(iv) and Section 6.7(a) of the Parent Credit Agreement. As a consequence of such Defaults and Events of Default, (i) a Termination Event has occurred under clause (h)(ii) of the definition of Termination Event in the Receivables Sale Agreement, and (ii) the failure to notify the Agent of the Credit Agreement Defaults pursuant to Section 5.1(b)(i) of the Receivables Sale Agreement constitutes a Termination Event as described in clause (c) of the definition of Termination Event in the Receivables Sale Agreement (collectively, together with the Potential Termination Events and Termination Events resulting directly therefrom including, without limitation, the circumstances described in the next sentence, the “Existing Termination Events”). In addition, as a result of the occurrence of the Existing Termination Events, the Seller is not and has not been since May 31, 2008 permitted to accept any additional Purchases under Section 7.2 of the Receivables Sale Agreement (including the Incremental Purchase in the amount of $3,000,000 made on June 20, 2008) and the Collection Agent is required to set aside and hold in trust all Collections for application pursuant to Section 2.3(b) of the Receivables Sale Agreement. Failure to comply with such obligations would also result in Potential Termination Events under the Receivables Sale Agreement.
     C. The Seller has requested that the Waiving Parties waive the Existing Termination Events under the terms and conditions set forth herein.
     D. The Agent and Purchasers constituting the Instructing Group (collectively, the “Waiving Parties”) are willing to waive the Existing Termination Events subject to the terms hereof.
     E. In order to accommodate the Seller’s request, during and only during the period (the “Waiver Period”) beginning on the Effective Date (as defined below) of this Agreement, but with effect as of the date hereof, and ending on July 31, 2008 (the “Scheduled Waiver Expiration Date”), the Waiving Parties are willing to waive the Existing Termination Events on the terms, conditions, and provisions contained in this Agreement.

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Incorporation of Recitals; Defined Terms. Each of the Seller and the Collection Agent acknowledges that the Recitals A, B and C set forth above are true and correct in all material respects. The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference. All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Receivables Sale Agreement.
     2. Acknowledgment of Default(s). The Existing Termination Events constituted a Termination Event under the Receivables Sale Agreement. Each of the Seller and Collection Agent represents to the Agent and Purchasers that there are no Potential Termination Events other than the Existing Termination Events.
     3. Incremental Purchases. During the Waiver Period, the Seller shall not have the right to request Incremental Purchases under the Receivables Sale Agreement and the Purchasers shall not be obligated to honor any such request for Incremental Purchases under the Receivables Sale Agreement.
     4. Forbearance. Unless and until a Waiver Termination occurs, the Purchasers will permit Reinvestment Purchases to continue and will not exercise any other rights or remedies it may have as a result of the occurrence of the Existing Termination Events.
     5. Additional Agreements. The Seller further agrees that on or prior to July 15, 2008, it will execute and deliver to the Agent the following documents, and shall cause, in the cases of the documents referenced in clauses (c) and (d) below, Wachovia Bank, National Association and JPMorgan Chase Bank, N.A., as applicable, to execute such documents:
     (a) Notices of Change of Deposit Account Holder to Wachovia Bank, National Association substantially in the form attached hereto as Exhibit A-1 and A-2;
     (b) Notice of Change of Deposit Account Holder to JPMorgan Chase Bank, N.A. substantially in the form attached hereto as Exhibit B;
     (c) Deposit Account Control Agreements with respect to accounts at Wachovia Bank, National Association substantially in the form attached hereto as Exhibit C;-1 and C-2 (with such changes as may be required by Wachovia Bank, National Association); and
     (d) Blocked Account Control Agreement with respect to account at JPMorgan Chase Bank, N.A. substantially in the form attached hereto as Exhibit D (with such changes as may be required by Wachovia Bank, National Association).
     6. Waiver Termination. As used in this Agreement, “Waiver Termination” shall mean the occurrence of the Scheduled Waiver Expiration Date, or, if earlier, the occurrence of any one or more of the following events: (a) any Potential Termination Event or Termination Event under the Receivables Sale Agreement, in each case other than the Existing Termination Events; (b) any failure by the Seller for any reason to comply with any term, condition, or provision contained in this Agreement; (c) any representation made by the Seller in this Agreement proves to be incorrect or misleading in any material respect when made; or (d) any Material Adverse Effect shall occur and be continuing as determined in good faith by the Waiving Parties. The occurrence of any Waiver Termination shall be deemed a Termination Event under the Receivables Sale Agreement. Upon the occurrence of a Waiver Termination, the Waiver Period is automatically terminated all Purchases shall cease and the Purchasers shall be entitled to exercise all rights and remedies available to them upon the occurrence of a Termination Event under the Receivables Sale Agreement.
     7. Reservation of Rights. The Seller acknowledges and agrees that immediately upon expiration of the Waiver Period, the Agent and the Purchasers have all of their rights and remedies with respect to the Existing Termination Events to the same extent, and with the same force and effect, as if the waiver had not occurred. The Seller will not assert and hereby forever waives any right to assert that the Agent or the Purchasers are obligated in any way to continue beyond the Waiver Period to extend any waiver period or otherwise to forbear from enforcing their rights or remedies or that the Agent and the Purchasers are not entitled to act on the Existing Termination Events after the occurrence of a Waiver Termination as if such default had just occurred and the Waiver Period had never existed. The Seller acknowledges that the Agent and the Purchasers have made no representations as to what actions, if any, the Agent and the Purchasers will take after the Waiver Period or upon the occurrence of any Waiver Termination, a Potential Termination Event or Termination Event (other than an Existing Termination Event during the Waiver Period), and the Purchasers and the Agent must and do hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Existing Termination Events and each other Potential Termination Event or Termination Event that may occur.
     8. Transaction Documents Remain Effective. Except as expressly set forth in this Agreement, the Transaction Documents and all of the obligations of the Seller thereunder, the rights and benefits of the Agent and Purchasers thereunder, and the security interests and other property rights created thereby remain in full force and effect. Without limiting the foregoing, the Seller agrees to comply with all of the terms, conditions, and provisions of the Transaction Documents except to the extent such compliance is inconsistent with the express provisions of this Agreement. This Agreement and the Transaction Documents are intended by the Purchasers as a final expression of their agreement and are intended as a complete and exclusive statement of the terms and conditions of that agreement.
     9. Fees and Expenses. The Seller hereby agrees to pay to the Agent a waiver fee (the “Waiver Fee”) in an amount equal to 0.075% of the Aggregate Commitment. The Waiver Fee shall be due and payable on the Effective Date. The Seller shall also pay within one Business Day following receipt of an invoice therefor all fees and expenses (including invoiced attorneys’ fees) incurred by the Agent and its counsel in connection with this Agreement and the other instruments and documents being executed and delivered in connection herewith, and all invoiced fees and expenses of counsel to the Agent with respect to the facilities subject to the Receivables Sale Agreement.

     10. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (with the date on which such conditions shall have been satisfied or waived shall be referred to as the “Effective Date”): (a) the Seller and the Waiving Parties shall have executed and delivered this Agreement, and the Initial Collection Agent shall have executed and delivered their reaffirmation, acknowledgment, and consent in the space provided for that purpose below, on or before the close of business on June 30, 2008, and (b) the Seller shall have made payment of the Waiver Fee.
     11. Miscellaneous. By its acceptance hereof, each of the Seller and the Collection Agent hereby represents that it has the necessary power and authority to execute, deliver, and perform the undertakings contained herein, and that this Agreement constitutes the valid and binding obligation of such Persons enforceable against it in accordance with its terms. Any provision of this Agreement held invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto hereby acknowledge and agree that this Agreement shall constitute a Transaction Document for all purposes of the Receivables Sale Agreement and the other Transaction Documents. Unless otherwise expressly stated herein, the provisions of this Agreement shall survive the termination of the Waiver Period. This Agreement may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy shall be effective as an original. This Agreement shall be governed by New York law and shall be governed and interpreted on the same basis as the Receivables Sale Agreement.
[Signature Pages to Follow]

     This Waiver Agreement is entered into as of the date and year first above written.

“Seller” Tronox Funding, LLC
By	/s/ Melody A. Walke
Name Melody A. Walke
Title President

“Collection Agent” Tronox Worldwide, LLC
By	/s/ Mary Mikkelson
Name Mary Mikkelson
Title Senior Vice President & Chief Financial Officer
     Accepted and agreed to.

ABN AMRO Bank N.V., as Agent and Committed Purchaser

By	/s/ Thomas J. Educate
Name Thomas J. Educate
Title Managing Director

By	/s/ David J. Donofrio
Name David J. Donofrio
Title Director

Amsterdam Funding Corporation

By	/s/ Frank B. Bilotta
Name Frank B. Bilotta
Title President

Reaffirmation, Acknowledgement, and Consent of Guarantors
     The undersigned, Tronox Incorporated, has heretofore executed and delivered that certain Limited Performance Guaranty (the “Guaranty”) dated as of September 26, 2007 and hereby consents to the Agreement set forth above and confirms that the Guaranty and of the undersigned’s obligations thereunder remain in full force and effect taking into account the provisions of this Waiver Agreement.

Tronox Incorporated

By	/s/ Mary Mikkelson
Name Mary Mikkelson
Title Senior Vice President & Chief Financial Officer

Exhibit A-1
[To be Issued on Letterhead]
June __. 2008
Wachovia Bank, National Association
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Mgmt, Designated Officer
Notice of Change of Deposit Account Holder
Ladies and Gentlemen:
     We hereby notify you of the transfer by Tronox LLC of account number 2000147704416 and lockbox account number 101377 to Tronox Funding LLC. You are hereby instructed to update your records to reflect the foregoing.

Very truly yours,

Tronox LLC

By:

Name:

Title:

Exhibit A-2
[To be Issued on Letterhead]
June __. 2008
Wachovia Bank, National Association
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Mgmt, Designated Officer
Notice of Change of Deposit Account Holder
Ladies and Gentlemen:
     We hereby notify you of the transfer by Tronox Pigments Savannah, Inc. of account number 2000148488058 and lockbox account number 101377 to Tronox Funding LLC. You are hereby instructed to update your records to reflect the foregoing.

Very truly yours,

Tronox Pigments Savannah, Inc.

By:

Name:

Title:

Exhibit B
[To be Issued on Letterhead]
June __. 2008
JPMorgan Chase Bank, N.A.
Jeannie Ng
1 Chase Manhattan
7th Floor
New York, NY 10005
Notice of Change of Deposit Account Holder
Ladies and Gentlemen:
     We hereby notify you of the transfer by Tronox LLC of demand deposit account no. 5907632 and lock-box no. 93012 to Tronox Funding LLC. You are hereby instructed to update your records to reflect the foregoing.

Very truly yours,

Tronox LLC

By:

Name:

Title:

Exhibit C-1
DEPOSIT ACCOUNT CONTROL AGREEMENT
(With Future Notification)
This DEPOSIT ACCOUNT CONTROL AGREEMENT (“Agreement”) is made and entered into as of this           day of June, 2008 by and among WACHOVIA BANK, NATIONAL ASSOCIATION as depositary bank (the “Bank”), the Bank’s depositor customer, TRONOX FUNDING LLC, a Delaware limited liability company (the “SPV”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Collection Agent”), and ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands (the “Secured Party”).
Statement of Facts
The Bank acknowledges that, as of the date hereof, it maintains in the name of the SPV the deposit account(s) identified on Exhibit A attached hereto and made a part hereof (each an “Account” and, collectively, the “Accounts”). One or more of the Accounts may be served by one or more lockboxes operated by the Bank, which lockboxes (if any) also are listed on Exhibit A (each a “Lockbox” and, collectively, the “Lockboxes”). The Account(s) and any Lockbox(es) are governed by the terms and conditions of the SPV’s commercial deposit account agreement published by the Bank from time to time and, with respect to any Lockbox, also may be governed by a lockbox service description between the Bank and the SPV (collectively, with all applicable services descriptions and/or agreements, the “Deposit Agreement”).
The SPV hereby confirms to the Bank that the SPV has granted to the Secured Party a security interest in the following (collectively, the “Account Collateral”): (a) the Account(s), (b) the Lockbox(es) and (c) the Items Collateral. The term “Items Collateral” means, collectively, all checks, drafts, instruments, cash and other items at any time received in any Lockbox or for deposit in any Account (subject to specific Lockbox instructions in effect for processing items), wire transfers of funds, automated clearing house (“ACH”) entries, credits from merchant card transactions and other electronic funds transfers or other funds deposited in, credited to, or held for deposit in or credit to, any Account.
The parties desire to enter into this Agreement in order to set forth their relative rights and duties with respect to the Account Collateral. In consideration of the mutual covenants herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Control of the Accounts
     (a) The Statement of Facts is incorporated herein by reference. The Bank represents that it is a “bank”. The SPV and the Bank acknowledge that each Account is a “deposit account”. Each party to this Agreement acknowledges that this Agreement is an “authenticated” record and that the arrangements established under this Agreement constitute “control” of each Account. Each of these terms is used in this Agreement as defined in Article 9 of the Uniform Commercial Code as adopted by the State of Georgia (the “Georgia UCC”).

     (b) The SPV represents and warrants to the SPV and the Secured Party that Exhibit A contains a complete and accurate list of all Accounts and Lockboxes maintained by the SPV with the Bank and subject to this Agreement. Nothing in this Agreement shall impose upon the Bank any duty to monitor or assure the SPV’s compliance with this Section 1(b).
     (c) The Bank confirms that, as of the date of this Agreement, the SPV and the Bank have not entered into any agreement (other than the Deposit Agreement) with any person pursuant to which the Bank is obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral. During the term of this Agreement the Bank will not enter into any agreement with any person other than the Secured Party pursuant to which the Bank will be obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral.
     (d) The SPV authorizes and directs the Bank to, and the Bank agrees that it shall, comply with all instructions given by the Secured Party in accordance with this Agreement and permissible under the Deposit Agreement, including directing the disposition of funds in any Account or as to any other matter relating to any Account or other Account Collateral, without further consent by the SPV.
     (e) The Secured Party authorizes and instructs the Bank to (i) permit the SPV and/or the Collection Agent to have access to and disposition over the Account(s) and Account Collateral and to otherwise deal with same as provided in the Deposit Agreement and (ii) act upon the instructions that the Bank shall receive from the SPV and/or the Collection Agent concerning the Lockbox and the Account Collateral until the implementation by the Bank of the written instruction from the Secured Party to the Bank substantially in the form of Exhibit B attached hereto and made a part hereof (the “Notice”) in accordance with the provisions of Section 7 of this Agreement. The Secured Party’s right to give instructions to the Bank regarding any Account Collateral also shall include (but is not limited to) the right to give “stop payment orders” to the Bank for any item presented to the Bank against any Account even if it results in dishonor of the item presented against the Account.
     (f) Until delivery of the Notice by the Secured Party in accordance with the provisions of Section 7, the Secured Party shall not give any instruction to the Bank or otherwise exercise control over the Account(s) and the Account Collateral and, until the Bank shall receive and implement the Notice as provided in Section 7, the Bank shall not (and shall not be required by the provisions of this Agreement to) honor and follow any instruction the Bank may receive from the Secured Party with regard to the Account(s) and the Account Collateral. Upon the implementation of the Notice by the Bank, the Bank shall not permit any officer, agent or other representative of the SPV, the Collection Agent or its affiliates to direct the disposition of funds in any Account, withdraw any amount from any Account or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral. Upon implementation of the Notice by the Bank, all collected and available funds in any Account shall only be withdrawn or transferred based on instructions given by the Secured Party in accordance with this Agreement.
     (g) Federal Reserve Regulations and Operating Circulars, ACH or other clearing house rules and other applicable law (including, without limitation, the Uniform Commercial Code as adopted by the State in which the respective Account identified on Exhibit A is located

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(hereinafter, the “Applicable UCC”)) and the Deposit Agreement shall also apply to the Secured Party’s exercise of control over the Account(s) and the Account Collateral and to the performance of services hereunder by the Bank. Each of the SPV and the Secured Party authorizes and instructs the Bank to supply the SPV’s or the Secured Party’s endorsement, as appropriate, to any Items Collateral that the Bank shall receive for deposit to any Account.
2. Statements and Other Information If so requested of the Bank by the Secured Party in writing, the Bank will send to the Secured Party (in a manner consistent with the Bank’s standard practices) at the Secured Party’s address specified in Section 7, copies of all Account statements and communications (but not canceled checks) that the Bank is required to send to the SPV under the Deposit Agreement. The Bank also shall provide to each of the SPV, the Collection Agent, and the Secured Party when requested (as a service under this Agreement and/or the Deposit Agreement) copies of Account statements and other deposit account information, including Account balances, by telephone and by computer communication, to the extent practicable when requested by the SPV, the Collection Agent, or by the Secured Party. The SPV consents to the Bank’s release of such Account information to the Secured Party and the Collection Agent. The Bank’s liability for its failure to comply with this Section 2 shall not exceed its cost of providing such information.
3. Setoff; Returned Items and Charges
     (a) The Bank will not exercise any security interest (except for the security interest provided in Section 4-210, “Security Interest of Collecting Bank in Items, Accompanying Documents and Proceeds”, of the Applicable UCC), lien, right of setoff, deduction, recoupment or banker’s lien or any other interest in or against any Account or any other Account Collateral, and the Bank hereby subordinates to the Secured Party any such security interest (except for such security interest provided in such Section 4-210 of the Applicable UCC), lien or right which the Bank may have against any Account or other Account Collateral. Notwithstanding the preceding sentence, the Secured Party and the SPV agree that the Bank at all times (including following commencement of any bankruptcy or insolvency proceeding by or against the SPV) may set off and charge against any Account (regardless of any agreement by the SPV to compensate the Bank by means of balances in the Account) all of the following as permitted by the Deposit Agreement (collectively, the “Permitted Debits”): (i) the face amount of each Returned Item (hereinafter defined), (ii) usual and customary service charges and fees, (iii) account maintenance fees, (iv) transfer fees, (v) out-of-pocket fees and expenses (including attorneys’ reasonable fees) incurred by the Bank (including those in connection with the negotiation, administration or enforcement of this Agreement), and (vi) adjustments or corrections of posting or encoding errors; whether any Permitted Debit shall have accrued or been incurred before or after the date of this Agreement. “Returned Item” means any (i) Items Collateral deposited into or credited to an Account before or after the date of this Agreement and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or any other reason, and without regard to the timeliness of such return or adjustment or the occurrence or timeliness of any other party’s notice of nonpayment or adjustment; (ii) Items Collateral subject to a claim against the Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve Regulations or Operating Circulars, ACH or other clearing house rules, or applicable law (including, without limitation, Articles 3, 4 and 4A of the

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Applicable UCC); and (iii) demand for chargeback in connection with a merchant card transaction.
     (b) If (i) the Bank were unable to set off or charge any Permitted Debit against any Account because of insufficient funds in the Account, or (ii) the Bank in good faith were to believe that any legal process or applicable law prohibited such setoff or charge against any Account, or (iii) the Account were closed, then: (A) the Bank may charge such Permitted Debits to and set off same against any other Account; and (B) if there were insufficient funds in the Account(s) against which to charge or set off such Permitted Debits, then the Bank shall demand (unless the Bank shall believe in good faith that any legal process or applicable law prohibits such demand) that the SPV pay, and the SPV shall pay, to the Bank promptly upon the SPV’s receipt of the Bank’s written demand therefor, the full amount of all unpaid Permitted Debits.
     (c) If (i) there were insufficient funds in the Account(s) against which the Bank could charge or set off Permitted Debits and the SPV shall have failed to pay the Bank the full amount of unpaid Permitted Debits as described in paragraph (b) of this Section 3, and (ii) the Bank shall have received and implemented the Notice as provided herein, then the Bank may demand that the Secured Party pay, and the Secured Party shall pay, to the Bank within five (5) business days of the Secured Party’s receipt of the Bank’s written demand therefor, the full amount of unpaid Permitted Debits; provided, however, as to unpaid Permitted Debits that are service charges, fees or expenses, the Secured Party shall be required to pay to the Bank only those service charges, fees or expenses attributable to any Account that shall have been incurred in connection with any Account on or after the date of this Agreement and on or before the date of termination of this Agreement.
4. Exculpation of Bank
     (a) At all times the Bank shall be entitled to rely upon any communication it receives from the Secured Party, the Collection Agent, or the SPV in connection with this Agreement or that the Bank shall believe in good faith to be a communication received from the Secured Party, the Collection Agent, or the SPV in connection with this Agreement, and the Bank shall have no obligation to investigate or verify the authenticity or correctness of any such communication. The Bank shall have no liability to the SPV or the Secured Party for (i) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Secured Party in accordance with this Agreement, and (ii) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the SPV or the Collection Agent in accordance with this Agreement and the Deposit Agreement prior to the implementation of the Notice by the Bank. The Bank shall not be responsible for the validity, priority or enforceability of the Secured Party’s security interest in any Account Collateral, nor shall the Bank be responsible for enforcement of any agreement between the SPV and the Secured Party.
     (b) The Bank shall be responsible only for the actual loss that a court having jurisdiction over the Account(s) shall have determined had been incurred by the SPV or the Secured Party and had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement. The Bank shall have no liability to any party for failure of, or delay in, its performance under this Agreement resulting from any “act of

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God”, war or terrorism, fire, other catastrophe or force majeure, electrical or computer or telecommunications failure, any event beyond the control of the Bank, or fraud committed by any third party. Nothing in this Agreement shall create any agency, fiduciary, joint venture or partnership relationship between the Bank and the SPV or between the Bank and the Secured Party. Except as shall be specifically required under this Agreement or the Deposit Agreement or applicable law, the Bank shall have no duty whatsoever to the SPV in connection with the subject matter of this Agreement. Except as shall be specifically required under this Agreement or applicable law, the Bank shall have no duty whatsoever to the Secured Party in connection with the subject matter of this Agreement.
5. Indemnification
     (a) The SPV hereby indemnifies the Bank and holds it harmless against, and shall reimburse the Bank for, any loss, damage or expense (including attorneys’ reasonable fees and expenses, court costs and other expenses) including, but not limited to, (i) unpaid charges, fees, and Returned Items for which the SPV and/or the Secured Party originally received credit or remittance by the Bank, and (ii) any loss, damage or expense the Bank shall incur as a result of (A) entering into or acting pursuant to this Agreement, (B) honoring and following any instruction the Bank may receive from (or shall believe in good faith to be from) the Secured Party or the SPV or the Collection Agent under this Agreement, and (C) upon implementation of the Notice, not honoring or following any instruction it shall receive from (or shall believe in good faith to be from) the SPV or the Collection Agent in accordance with this Agreement. The SPV shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement.
     (b) Without limiting in any way the Secured Party’s obligation to pay or reimburse the Bank as otherwise specified in this Agreement, the Secured Party hereby indemnifies the Bank and holds it harmless against any loss, damage or expense (including attorneys’ reasonable fees and expenses, court costs and other expenses) which the Bank shall incur as a result of honoring or following any instruction (including the Notice) it shall receive from (or shall believe in good faith to be from) the Secured Party under this Agreement. The Secured Party shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement.
     (c) No party hereto shall be liable to any other party under this Agreement for lost profits or special, indirect, exemplary, consequential or punitive damages, even if such party shall have been advised of the possibility of such damages.
6. Third Party Claims; Insolvency of SPV
     (a) In the event that the Bank shall receive notice that any third party shall have asserted an adverse claim by legal process against any Account or any sums on deposit therein, any Lockbox or other Account Collateral, whether such claim shall have arisen by tax lien, execution of judgment, statutory attachment, garnishment, levy, claim of a trustee in bankruptcy, debtor-in-possession, post-bankruptcy petition lender, court appointed receiver, or other judicial

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or regulatory order or process (each, a “Claim”), the Bank may, in addition to other remedies it possesses under the Deposit Agreement, this Agreement or at law or in equity: (i) suspend disbursements from such Account without any liability until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to such Account, and/or (ii) interplead such funds in such Account as permitted by applicable law. The Bank’s costs, expenses and attorneys’ reasonable fees incurred in connection with any such Claim are Permitted Debits and shall be reimbursed to the Bank in accordance with the provisions of Section 3 above.
     (b) If a bankruptcy or insolvency proceeding were commenced by or against the SPV, the Bank shall be entitled, without any liability, to refuse to (i) permit withdrawals or transfers from the Account(s) or (ii) accept or comply with the Notice thereafter received by the Bank, until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that (A) continued withdrawals or transfers from the Account(s) or honoring or following any instruction from either the SPV or the Secured Party are authorized and shall not violate any law, regulation, or order of any court and (B) the Bank shall have received adequate protection for its right to set off against or charge the Account(s) or otherwise be reimbursed for all Permitted Debits.
7. Notice and Communications
     (a) All communications given by any party to another as required or provided under this Agreement must be in writing, directed to the respective designated officer (“Designated Officer”) set forth under paragraph (c) of this Section 7, and delivered to each recipient party at its address (or at such other address and to such other Designated Officer as such party may designate in writing to the other parties in accordance with this Section 7) either by U.S. Mail, receipted delivery service or via telecopier facsimile transmission. All communications given by the Secured Party to the Bank must be addressed and delivered contemporaneously to both the Bank’s Designated Officer and the Bank’s “with copy to” addressee at their respective addresses set forth below.
     (b) Any communication (including the Notice) made by (or believed in good faith by the Bank to be made by) the SPV, the Collection Agent, or the Secured Party to the Bank under this Agreement shall be deemed delivered to the Bank if delivered by: (i) U.S. Mail, on the date that such communication shall have been delivered to the Bank’s Designated Officer; (ii) receipted delivery service, on the date and time that such communication shall have been delivered to the Bank’s Designated Officer and receipted by the delivery service; or (iii) telecopier facsimile transmission, on the date and at the time that such communication shall have been delivered to the Bank’s Designated Officer and receipt of such delivery shall have been acknowledged by the recipient telecopier equipment. Notwithstanding the provisions of the preceding sentence, any communication hereunder to the Bank that is an instruction (including the Notice) delivered to the Bank and made by (or believed by the Bank in good faith to be made by) the SPV or the Secured Party shall be deemed received by the Bank when actually delivered to the Bank’s Designated Officer if delivered before 2:00 PM Eastern time on a banking day or, if such communication were delivered after 2:00 PM Eastern time on a banking day or delivered on a day that is not a banking day, then such communication shall be deemed delivered to the

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Bank’s Designated Officer at the Bank’s opening of its business on the next succeeding banking day. A “banking day” means any day other than any Saturday or Sunday or other day on which the Bank is authorized or required by law to close.
     (c) The Notice shall be implemented by the Bank by the close of the Bank’s business on the banking day that shall be one (1) banking day after the banking day on which the Notice was actually received by the Bank’s Designated Officer. Any other instruction delivered to the Bank shall be implemented by the Bank by the close of the Bank’s business on the banking day that shall be two (2) banking days after the banking day on which such instruction was actually received by the Bank’s Designated Officer.

Address for Secured Party:	ABN AMRO Bank N.V.
540 West Madison Street, 27th Floor
Chicago, Illinois 60661
Attn: Mr. Tom Educate, Designated Officer
Fax: (312) 992-1527

Address for Bank:	Wachovia Bank, National Association
Mail Code NC 0817
301 South Tyron Street – Floor M7
Charlotte, North Carolina 28288
Attn: TS Legal Risk Mgmt, Designated Officer
Fax: 704.374.4224

with a copy to:	Wachovia Bank, National Association
Mail Code GA 4512
171 17th Street, Northwest, 100 Building
Atlanta, Georgia 30363
Attn: Maria Thornton
Fax: 404-214-1682

Address for SPV:	Tronox Funding LLC
211 North Robinson, Room 564
Oklahoma City, Oklahoma 73102
Attn: Melody A. Walke
Fax: 405-775-4671

Address for Collection Agent:	Tronox Worldwide LLC
211 North Robinson, Suite 300
Oklahoma City, Oklahoma 73102
Attn: Melody A. Walke
Fax: 405-775-4671

7

8. Termination
     (a) This Agreement may be terminated by the Secured Party at any time upon receipt by the Bank of the Secured Party’s written notice of termination issued substantially in the form of Exhibit C attached hereto and made a part hereof. This Agreement may be terminated by the SPV only with the express prior written consent of the Secured Party and, in that case, the Secured Party and the SPV shall jointly so notify the Bank in writing.
     (b) This Agreement may be terminated by the Bank at any time on not less than thirty (30) calendar days’ prior written notice given to each of the SPV and the Secured Party. The Bank shall not be liable for the closure of any Lockbox or any Account by the SPV or the remittance of any funds therein directly to, or on the instructions of, the SPV prior to the implementation of the Notice by the Bank. The SPV shall notify the Secured Party promptly of the SPV’s closure of any Lockbox or any Account.
     (c) The Bank’s rights to demand and receive reimbursement from the SPV under Section 3 above and the SPV’s indemnification of the Bank under Section 5 above shall survive termination of this Agreement. The Bank’s right to demand reimbursement from the Secured Party under Section 3 above shall survive termination of this Agreement for a period of ninety (90) calendar days after the date of termination of this Agreement. The Bank’s right to demand indemnification of the Bank from the Secured Party under Section 5 above shall survive termination of this Agreement for a period of one hundred eighty (180) calendar days after the date of termination of this Agreement.
     (d) Upon termination of this Agreement, all funds thereafter on deposit or deposited in the Accounts and all Items Collateral thereafter received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the SPV and the Bank.
9. Miscellaneous
     (a) The SPV shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank and the Secured Party. The Secured Party shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank. The Bank shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party and the SPV, except that the Bank may transfer its rights and obligations under this Agreement to any direct or indirect depositary subsidiary of Wachovia Corporation or, in the event of a merger or acquisition of the Bank, to the Bank’s successor depositary institution (which subsidiary or successor shall be a “bank” as defined in Section 9-102 of the Georgia UCC).
     (b) The law governing the perfection and priority of the Secured Party’s security interest in the Account Collateral shall be the law of the State of Georgia, which State shall also be the “jurisdiction” of the Bank within the meaning of Section 9-304 of the Georgia UCC. The Accounts, Items Collateral, operation of the Accounts, and Deposit Agreement shall be governed by the Applicable UCC, Federal Regulations and Operating Circulars, ACH or other clearing house rules, and other applicable laws.

8

     (c) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement. Delivery of an executed signature page counterpart to this Agreement via telecopier facsimile transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. This Agreement can be modified or amended only by written agreement of all of the parties hereto evidencing such modification or amendment.
     (d) To the extent that any conflict may exist between the provisions of any other agreement between the SPV and the Bank and the provisions of this Agreement, then this Agreement shall control. It is understood and agreed that nothing in this Agreement shall give the Secured Party any benefit or legal or equitable right, remedy or claim against the Bank under the Deposit Agreement.
     (e) Each of the Secured Party and the Bank respectively agrees that it shall not cite or refer to this Agreement as a precedent in any negotiation of any other Deposit Account Control Agreement to which the Secured Party or any of its affiliates and the Bank shall be party.
[THE REMAINING SPACE ON THIS PAGE IS LEFT BLANK INTENTIONALLY.]

9

10. Waiver of Jury Trial EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH ANOTHER PARTY SHALL BE A PARTY AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.
IN WITNESS WHEREOF, each of the parties by its respective duly authorized officer has executed and delivered this Agreement as of the day and year first written above.

BANK:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:

Title:

SPV:	TRONOX FUNDING LLC

By:

Name:

Title:

SECURED PARTY:	ABN AMRO BANK N.V.

By:

Name:

Title:

By:

Name:

Title:

COLLECTION AGENT:	TRONOX WORLDWIDE LLC

By:

Name:

Title:

10

EXHIBIT A
ACCOUNTS OF SPV

	Related Lockbox		State In Which
Account Number	Number, If Any	Account Name	Account Is Located
2000147704416	101377	Tronox Funding LLC	Georgia

EXHIBIT B
[To be Issued on Letterhead of Secured Party]
                     200_
WACHOVIA BANK, NATIONAL ASSOCIATION
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Mgmt, Designated Officer
NOTICE PURSUANT TO DEPOSIT ACCOUNT CONTROL AGREEMENT
Ladies and Gentlemen:
     Pursuant to the Deposit Account Control Agreement (With Future Notification) among TRONOX FUNDING LLC (the “SPV”), you and us dated as of June ___, 2008 (the “Agreement”), a photocopy of which is attached hereto, this letter shall serve as the Notice as described in and contemplated by the Agreement. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.
     You are hereby instructed not to permit any access to or disposition over the Account(s) or other Account Collateral by, and not to accept any instruction with regard to the Account(s) or other Account Collateral from, any person other than the Secured Party (or as otherwise provided in Section 6 of the Agreement).
     None of the officers, agents or other representatives of the SPV or any of its affiliates shall at any time hereafter be permitted to direct the disposition of funds in any Account, or to draw upon or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral related thereto.

Very truly yours,

ABN AMRO Bank N.V.,

By
Name
Title

By

Name

Title

Attachment
cc: The SPV

EXHIBIT C
To be Issued on Letterhead of Secured Party]
                    , 20__
WACHOVIA BANK, NATIONAL ASSOCIATION
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Management, Designated Officer
TRONOX LLC

Attention:
NOTICE OF TERMINATION OF DEPOSIT ACCOUNT CONTROL AGREEMENT
Ladies and Gentlemen:
               We refer you to the Deposit Account Control Agreement (With Future Notification) among TRONOX FUNDING LLC (the “SPV”), you and us dated as of June ___, 2008 (the “Agreement”), a photocopy of which is attached hereto. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.
          We hereby notify you that by this letter we are exercising our right under Section 8(a) of the Agreement (subject to your rights as set forth in the Agreement) to terminate the Agreement in accordance with its terms. Accordingly the Agreement shall terminate at the close of the Bank’s business [this day] [on                      ___, 200_], subject to those undertakings that shall survive termination of the Agreement. Upon termination of the Agreement, all funds thereafter on deposit or deposited in the Account(s) and all Items Collateral received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the SPV and the Bank.

Very truly yours,

ABN AMRO Bank N.V.,

By
Name
Title

By

Name

Title

Attachment

Exhibit C-2
DEPOSIT ACCOUNT CONTROL AGREEMENT
(With Future Notification)
This DEPOSIT ACCOUNT CONTROL AGREEMENT (“Agreement”) is made and entered into as of this ___ day of June, 2008 by and among WACHOVIA BANK, NATIONAL ASSOCIATION as depositary bank (the “Bank”), the Bank’s depositor customer, TRONOX FUNDING LLC, a Delaware limited liability company (the “SPV”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Collection Agent”), and ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands (the “Secured Party”).
Statement of Facts
The Bank acknowledges that, as of the date hereof, it maintains in the name of the SPV the deposit account(s) identified on Exhibit A attached hereto and made a part hereof (each an “Account” and, collectively, the “Accounts”). One or more of the Accounts may be served by one or more lockboxes operated by the Bank, which lockboxes (if any) also are listed on Exhibit A (each a “Lockbox” and, collectively, the “Lockboxes”). The Account(s) and any Lockbox(es) are governed by the terms and conditions of the SPV’s commercial deposit account agreement published by the Bank from time to time and, with respect to any Lockbox, also may be governed by a lockbox service description between the Bank and the SPV (collectively, with all applicable services descriptions and/or agreements, the “Deposit Agreement”).
The SPV hereby confirms to the Bank that the SPV has granted to the Secured Party a security interest in the following (collectively, the “Account Collateral”): (a) the Account(s), (b) the Lockbox(es) and (c) the Items Collateral. The term “Items Collateral” means, collectively, all checks, drafts, instruments, cash and other items at any time received in any Lockbox or for deposit in any Account (subject to specific Lockbox instructions in effect for processing items), wire transfers of funds, automated clearing house (“ACH”) entries, credits from merchant card transactions and other electronic funds transfers or other funds deposited in, credited to, or held for deposit in or credit to, any Account.
The parties desire to enter into this Agreement in order to set forth their relative rights and duties with respect to the Account Collateral. In consideration of the mutual covenants herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Control of the Accounts
     (a) The Statement of Facts is incorporated herein by reference. The Bank represents that it is a “bank”. The SPV and the Bank acknowledge that each Account is a “deposit account”. Each party to this Agreement acknowledges that this Agreement is an “authenticated” record and that the arrangements established under this Agreement constitute “control” of each

Account. Each of these terms is used in this Agreement as defined in Article 9 of the Uniform Commercial Code as adopted by the State of Georgia (the “Georgia UCC”).
     (b) The SPV represents and warrants to the SPV and the Secured Party that Exhibit A contains a complete and accurate list of all Accounts and Lockboxes maintained by the SPV with the Bank and subject to this Agreement. Nothing in this Agreement shall impose upon the Bank any duty to monitor or assure the SPV’s compliance with this Section 1(b).
     (c) The Bank confirms that, as of the date of this Agreement, the SPV and the Bank have not entered into any agreement (other than the Deposit Agreement) with any person pursuant to which the Bank is obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral. During the term of this Agreement the Bank will not enter into any agreement with any person other than the Secured Party pursuant to which the Bank will be obligated to comply with instructions from such person as to the disposition of funds in any Account or of Items Collateral.
     (d) The SPV authorizes and directs the Bank to, and the Bank agrees that it shall, comply with all instructions given by the Secured Party in accordance with this Agreement and permissible under the Deposit Agreement, including directing the disposition of funds in any Account or as to any other matter relating to any Account or other Account Collateral, without further consent by the SPV.
     (e) The Secured Party authorizes and instructs the Bank to (i) permit the SPV and/or the Collection Agent to have access to and disposition over the Account(s) and Account Collateral and to otherwise deal with same as provided in the Deposit Agreement and (ii) act upon the instructions that the Bank shall receive from the SPV and/or the Collection Agent concerning the Lockbox and the Account Collateral until the implementation by the Bank of the written instruction from the Secured Party to the Bank substantially in the form of Exhibit B attached hereto and made a part hereof (the “Notice”) in accordance with the provisions of Section 7 of this Agreement. The Secured Party’s right to give instructions to the Bank regarding any Account Collateral also shall include (but is not limited to) the right to give “stop payment orders” to the Bank for any item presented to the Bank against any Account even if it results in dishonor of the item presented against the Account.
     (f) Until delivery of the Notice by the Secured Party in accordance with the provisions of Section 7, the Secured Party shall not give any instruction to the Bank or otherwise exercise control over the Account(s) and the Account Collateral and, until the Bank shall receive and implement the Notice as provided in Section 7, the Bank shall not (and shall not be required by the provisions of this Agreement to) honor and follow any instruction the Bank may receive from the Secured Party with regard to the Account(s) and the Account Collateral. Upon the implementation of the Notice by the Bank, the Bank shall not permit any officer, agent or other representative of the SPV, the Collection Agent or its affiliates to direct the disposition of funds in any Account, withdraw any amount from any Account or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral. Upon implementation of the Notice by the Bank, all collected and available funds in any Account shall only be withdrawn or transferred based on instructions given by the Secured Party in accordance with this Agreement.

     (g) Federal Reserve Regulations and Operating Circulars, ACH or other clearing house rules and other applicable law (including, without limitation, the Uniform Commercial Code as adopted by the State in which the respective Account identified on Exhibit A is located (hereinafter, the “Applicable UCC”)) and the Deposit Agreement shall also apply to the Secured Party’s exercise of control over the Account(s) and the Account Collateral and to the performance of services hereunder by the Bank. Each of the SPV and the Secured Party authorizes and instructs the Bank to supply the SPV’s or the Secured Party’s endorsement, as appropriate, to any Items Collateral that the Bank shall receive for deposit to any Account.
2. Statements and Other Information If so requested of the Bank by the Secured Party in writing, the Bank will send to the Secured Party (in a manner consistent with the Bank’s standard practices) at the Secured Party’s address specified in Section 7, copies of all Account statements and communications (but not canceled checks) that the Bank is required to send to the SPV under the Deposit Agreement. The Bank also shall provide to each of the SPV, the Collection Agent, and the Secured Party when requested (as a service under this Agreement and/or the Deposit Agreement) copies of Account statements and other deposit account information, including Account balances, by telephone and by computer communication, to the extent practicable when requested by the SPV, the Collection Agent, or by the Secured Party. The SPV consents to the Bank’s release of such Account information to the Secured Party and the Collection Agent. The Bank’s liability for its failure to comply with this Section 2 shall not exceed its cost of providing such information.
3. Setoff; Returned Items and Charges
     (a) The Bank will not exercise any security interest (except for the security interest provided in Section 4-210, “Security Interest of Collecting Bank in Items, Accompanying Documents and Proceeds”, of the Applicable UCC), lien, right of setoff, deduction, recoupment or banker’s lien or any other interest in or against any Account or any other Account Collateral, and the Bank hereby subordinates to the Secured Party any such security interest (except for such security interest provided in such Section 4-210 of the Applicable UCC), lien or right which the Bank may have against any Account or other Account Collateral. Notwithstanding the preceding sentence, the Secured Party and the SPV agree that the Bank at all times (including following commencement of any bankruptcy or insolvency proceeding by or against the SPV) may set off and charge against any Account (regardless of any agreement by the SPV to compensate the Bank by means of balances in the Account) all of the following as permitted by the Deposit Agreement (collectively, the “Permitted Debits”): (i) the face amount of each Returned Item (hereinafter defined), (ii) usual and customary service charges and fees, (iii) account maintenance fees, (iv) transfer fees, (v) out-of-pocket fees and expenses (including attorneys’ reasonable fees) incurred by the Bank (including those in connection with the negotiation, administration or enforcement of this Agreement), and (vi) adjustments or corrections of posting or encoding errors; whether any Permitted Debit shall have accrued or been incurred before or after the date of this Agreement. “Returned Item” means any (i) Items Collateral deposited into or credited to an Account before or after the date of this Agreement and returned unpaid or otherwise uncollected or subject to an adjustment entry, whether for insufficient funds or any other reason, and without regard to the timeliness of such return or adjustment or the occurrence or timeliness of any other party’s notice of nonpayment or adjustment; (ii) Items Collateral subject to a claim against the Bank for breach of transfer, presentment, encoding, retention or other warranty under Federal Reserve Regulations or Operating Circulars, ACH or other clearing house rules, or applicable law (including, without limitation, Articles 3, 4 and 4A of the Applicable UCC); and (iii) demand for chargeback in connection with a merchant card transaction.
     (b) If (i) the Bank were unable to set off or charge any Permitted Debit against any Account because of insufficient funds in the Account, or (ii) the Bank in good faith were to believe that any legal process or applicable law prohibited such setoff or charge against any Account, or (iii) the Account were closed, then: (A) the Bank may charge such Permitted Debits to and set off same against any other Account; and (B) if there were insufficient funds in the Account(s) against which to charge or set off such Permitted Debits, then the Bank shall demand (unless the Bank shall believe in good faith that any legal process or applicable law prohibits such demand) that the SPV pay, and the SPV shall pay, to the Bank promptly upon the SPV’s receipt of the Bank’s written demand therefor, the full amount of all unpaid Permitted Debits.
     (c) If (i) there were insufficient funds in the Account(s) against which the Bank could charge or set off Permitted Debits and the SPV shall have failed to pay the Bank the full amount of unpaid Permitted Debits as described in paragraph (b) of this Section 3, and (ii) the Bank shall have received and implemented the Notice as provided herein, then the Bank may demand that the Secured Party pay, and the Secured Party shall pay, to the Bank within five (5) business days of the Secured Party’s receipt of the Bank’s written demand therefor, the full amount of unpaid Permitted Debits; provided, however, as to unpaid Permitted Debits that are service charges, fees or expenses, the Secured Party shall be required to pay to the Bank only those service charges, fees or expenses attributable to any Account that shall have been incurred in connection with any Account on or after the date of this Agreement and on or before the date of termination of this Agreement.
4. Exculpation of Bank
     (a) At all times the Bank shall be entitled to rely upon any communication it receives from the Secured Party, the Collection Agent, or the SPV in connection with this Agreement or that the Bank shall believe in good faith to be a communication received from the Secured Party, the Collection Agent, or the SPV in connection with this Agreement, and the Bank shall have no obligation to investigate or verify the authenticity or correctness of any such communication. The Bank shall have no liability to the SPV or the Secured Party for (i) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the Secured Party in accordance with this Agreement, and (ii) honoring or following any instruction the Bank shall receive from (or shall believe in good faith to be from) the SPV or the Collection Agent in accordance with this Agreement and the Deposit Agreement prior to the implementation of the Notice by the Bank. The Bank shall not be responsible for the validity, priority or enforceability of the Secured Party’s security interest in any Account Collateral, nor shall the Bank be responsible for enforcement of any agreement between the SPV and the Secured Party.

     (b) The Bank shall be responsible only for the actual loss that a court having jurisdiction over the Account(s) shall have determined had been incurred by the SPV or the Secured Party and had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement. The Bank shall have no liability to any party for failure of, or delay in, its performance under this Agreement resulting from any “act of God”, war or terrorism, fire, other catastrophe or force majeure, electrical or computer or telecommunications failure, any event beyond the control of the Bank, or fraud committed by any third party. Nothing in this Agreement shall create any agency, fiduciary, joint venture or partnership relationship between the Bank and the SPV or between the Bank and the Secured Party. Except as shall be specifically required under this Agreement or the Deposit Agreement or applicable law, the Bank shall have no duty whatsoever to the SPV in connection with the subject matter of this Agreement. Except as shall be specifically required under this Agreement or applicable law, the Bank shall have no duty whatsoever to the Secured Party in connection with the subject matter of this Agreement.
5. Indemnification
     (a) The SPV hereby indemnifies the Bank and holds it harmless against, and shall reimburse the Bank for, any loss, damage or expense (including attorneys’ reasonable fees and expenses, court costs and other expenses) including, but not limited to, (i) unpaid charges, fees, and Returned Items for which the SPV and/or the Secured Party originally received credit or remittance by the Bank, and (ii) any loss, damage or expense the Bank shall incur as a result of (A) entering into or acting pursuant to this Agreement, (B) honoring and following any instruction the Bank may receive from (or shall believe in good faith to be from) the Secured Party or the SPV or the Collection Agent under this Agreement, and (C) upon implementation of the Notice, not honoring or following any instruction it shall receive from (or shall believe in good faith to be from) the SPV or the Collection Agent in accordance with this Agreement. The SPV shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement.
     (b) Without limiting in any way the Secured Party’s obligation to pay or reimburse the Bank as otherwise specified in this Agreement, the Secured Party hereby indemnifies the Bank and holds it harmless against any loss, damage or expense (including attorneys’ reasonable fees and expenses, court costs and other expenses) which the Bank shall incur as a result of honoring or following any instruction (including the Notice) it shall receive from (or shall believe in good faith to be from) the Secured Party under this Agreement. The Secured Party shall not be responsible for any loss, damage, or expense that a court having jurisdiction shall have determined had been caused by the Bank’s gross negligence or willful misconduct in its performance of its obligations under this Agreement.
     (c) No party hereto shall be liable to any other party under this Agreement for lost profits or special, indirect, exemplary, consequential or punitive damages, even if such party shall have been advised of the possibility of such damages.
6. Third Party Claims; Insolvency of SPV

     (a) In the event that the Bank shall receive notice that any third party shall have asserted an adverse claim by legal process against any Account or any sums on deposit therein, any Lockbox or other Account Collateral, whether such claim shall have arisen by tax lien, execution of judgment, statutory attachment, garnishment, levy, claim of a trustee in bankruptcy, debtor-in-possession, post-bankruptcy petition lender, court appointed receiver, or other judicial or regulatory order or process (each, a “Claim”), the Bank may, in addition to other remedies it possesses under the Deposit Agreement, this Agreement or at law or in equity: (i) suspend disbursements from such Account without any liability until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that funds may continue to be disbursed according to instructions then applicable to such Account, and/or (ii) interplead such funds in such Account as permitted by applicable law. The Bank’s costs, expenses and attorneys’ reasonable fees incurred in connection with any such Claim are Permitted Debits and shall be reimbursed to the Bank in accordance with the provisions of Section 3 above.
     (b) If a bankruptcy or insolvency proceeding were commenced by or against the SPV, the Bank shall be entitled, without any liability, to refuse to (i) permit withdrawals or transfers from the Account(s) or (ii) accept or comply with the Notice thereafter received by the Bank, until the Bank shall have received an appropriate court order or other assurances reasonably acceptable to the Bank in its sole discretion establishing that (A) continued withdrawals or transfers from the Account(s) or honoring or following any instruction from either the SPV or the Secured Party are authorized and shall not violate any law, regulation, or order of any court and (B) the Bank shall have received adequate protection for its right to set off against or charge the Account(s) or otherwise be reimbursed for all Permitted Debits.
7. Notice and Communications
     (a) All communications given by any party to another as required or provided under this Agreement must be in writing, directed to the respective designated officer (“Designated Officer”) set forth under paragraph (c) of this Section 7, and delivered to each recipient party at its address (or at such other address and to such other Designated Officer as such party may designate in writing to the other parties in accordance with this Section 7) either by U.S. Mail, receipted delivery service or via telecopier facsimile transmission. All communications given by the Secured Party to the Bank must be addressed and delivered contemporaneously to both the Bank’s Designated Officer and the Bank’s “with copy to” addressee at their respective addresses set forth below.
     (b) Any communication (including the Notice) made by (or believed in good faith by the Bank to be made by) the SPV, the Collection Agent, or the Secured Party to the Bank under this Agreement shall be deemed delivered to the Bank if delivered by: (i) U.S. Mail, on the date that such communication shall have been delivered to the Bank’s Designated Officer; (ii) receipted delivery service, on the date and time that such communication shall have been delivered to the Bank’s Designated Officer and receipted by the delivery service; or (iii) telecopier facsimile transmission, on the date and at the time that such communication shall have been delivered to the Bank’s Designated Officer and receipt of such delivery shall have been acknowledged by the recipient telecopier equipment. Notwithstanding the provisions of the preceding sentence, any communication hereunder to the Bank that is an instruction (including the Notice) delivered to the Bank and made by (or believed by the Bank in good faith to be made by) the SPV or the Secured Party shall be deemed received by the Bank when actually delivered to the Bank’s Designated Officer if delivered before 2:00 PM Eastern time on a banking day or, if such communication were delivered after 2:00 PM Eastern time on a banking day or delivered on a day that is not a banking day, then such communication shall be deemed delivered to the Bank’s Designated Officer at the Bank’s opening of its business on the next succeeding banking day. A “banking day” means any day other than any Saturday or Sunday or other day on which the Bank is authorized or required by law to close.
     (c) The Notice shall be implemented by the Bank by the close of the Bank’s business on the banking day that shall be one (1) banking day after the banking day on which the Notice was actually received by the Bank’s Designated Officer. Any other instruction delivered to the Bank shall be implemented by the Bank by the close of the Bank’s business on the banking day that shall be two (2) banking days after the banking day on which such instruction was actually received by the Bank’s Designated Officer.

Address for Secured Party:	ABN AMRO Bank N.V.
540 West Madison Street, 27th Floor
Chicago, Illinois 60661
Attn: Mr. Tom Educate, Designated Officer
Fax: (312) 992-1527

Address for Bank:	Wachovia Bank, National Association
Mail Code NC 0817
301 South Tyron Street – Floor M7
Charlotte, North Carolina 28288
Attn: TS Legal Risk Mgmt, Designated Officer
Fax: 704.374.4224

with a copy to:	Wachovia Bank, National Association
Mail Code GA 4512
171 17th Street, Northwest, 100 Building
Atlanta, Georgia 30363
Attn: Maria Thornton
Fax: 404-214-1682

Address for SPV:	Tronox Funding LLC
211 North Robinson, Room 564
Oklahoma City, Oklahoma 73102
Attn: Melody A. Walke
Fax: 405-775-4671

Address for Collection Agent:	Tronox Worldwide LLC
211 North Robinson, Suite 300
Oklahoma City, Oklahoma 73102

Attn: Melody A. Walke
Fax: 405-775-4671
8. Termination
     (a) This Agreement may be terminated by the Secured Party at any time upon receipt by the Bank of the Secured Party’s written notice of termination issued substantially in the form of Exhibit C attached hereto and made a part hereof. This Agreement may be terminated by the SPV only with the express prior written consent of the Secured Party and, in that case, the Secured Party and the SPV shall jointly so notify the Bank in writing.
     (b) This Agreement may be terminated by the Bank at any time on not less than thirty (30) calendar days’ prior written notice given to each of the SPV and the Secured Party. The Bank shall not be liable for the closure of any Lockbox or any Account by the SPV or the remittance of any funds therein directly to, or on the instructions of, the SPV prior to the implementation of the Notice by the Bank. The SPV shall notify the Secured Party promptly of the SPV’s closure of any Lockbox or any Account.
     (c) The Bank’s rights to demand and receive reimbursement from the SPV under Section 3 above and the SPV’s indemnification of the Bank under Section 5 above shall survive termination of this Agreement. The Bank’s right to demand reimbursement from the Secured Party under Section 3 above shall survive termination of this Agreement for a period of ninety (90) calendar days after the date of termination of this Agreement. The Bank’s right to demand indemnification of the Bank from the Secured Party under Section 5 above shall survive termination of this Agreement for a period of one hundred eighty (180) calendar days after the date of termination of this Agreement.
     (d) Upon termination of this Agreement, all funds thereafter on deposit or deposited in the Accounts and all Items Collateral thereafter received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the SPV and the Bank.
9. Miscellaneous
     (a) The SPV shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank and the Secured Party. The Secured Party shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank. The Bank shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Party and the SPV, except that the Bank may transfer its rights and obligations under this Agreement to any direct or indirect depositary subsidiary of Wachovia Corporation or, in the event of a merger or acquisition of the Bank, to the Bank’s successor depositary institution (which subsidiary or successor shall be a “bank” as defined in Section 9-102 of the Georgia UCC).
     (b) The law governing the perfection and priority of the Secured Party’s security interest in the Account Collateral shall be the law of the State of Georgia, which State shall also be the “jurisdiction” of the Bank within the meaning of Section 9-304 of the Georgia UCC. The Accounts, Items Collateral, operation of the Accounts, and Deposit Agreement shall be governed by the Applicable UCC, Federal Regulations and Operating Circulars, ACH or other clearing house rules, and other applicable laws.
     (c) This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same Agreement. Delivery of an executed signature page counterpart to this Agreement via telecopier facsimile transmission shall be effective as if it were delivery of a manually delivered, original, executed counterpart thereof. This Agreement can be modified or amended only by written agreement of all of the parties hereto evidencing such modification or amendment.
     (d) To the extent that any conflict may exist between the provisions of any other agreement between the SPV and the Bank and the provisions of this Agreement, then this Agreement shall control. It is understood and agreed that nothing in this Agreement shall give the Secured Party any benefit or legal or equitable right, remedy or claim against the Bank under the Deposit Agreement.
     (e) Each of the Secured Party and the Bank respectively agrees that it shall not cite or refer to this Agreement as a precedent in any negotiation of any other Deposit Account Control Agreement to which the Secured Party or any of its affiliates and the Bank shall be party.
[THE REMAINING SPACE ON THIS PAGE IS LEFT BLANK INTENTIONALLY.]

10. Waiver of Jury Trial EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH ANOTHER PARTY SHALL BE A PARTY AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.
IN WITNESS WHEREOF, each of the parties by its respective duly authorized officer has executed and delivered this Agreement as of the day and year first written above.

BANK:		WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

SPV:		TRONOX FUNDING LLC

By:
Name:
Title:

SECURED PARTY:		ABN AMRO BANK N.V.

By:
Name:
Title:

By:
Name:
Title:

COLLECTION AGENT:		TRONOX WORLDWIDE LLC

By:
Name:
Title:

EXHIBIT A
ACCOUNTS OF SPV

	Related Lockbox		State In Which
Account Number	Number, If Any	Account Name	Account Is Located
2000148488058	101377	Tronox Funding LLC	Georgia

EXHIBIT B
[To be Issued on Letterhead of Secured Party]
                     200_
WACHOVIA BANK, NATIONAL ASSOCIATION
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Mgmt, Designated Officer
NOTICE PURSUANT TO DEPOSIT ACCOUNT CONTROL AGREEMENT
Ladies and Gentlemen:
     Pursuant to the Deposit Account Control Agreement (With Future Notification) among TRONOX FUNDING LLC (the “SPV”), you and us dated as of June ___, 2008 (the “Agreement”), a photocopy of which is attached hereto, this letter shall serve as the Notice as described in and contemplated by the Agreement. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.
     You are hereby instructed not to permit any access to or disposition over the Account(s) or other Account Collateral by, and not to accept any instruction with regard to the Account(s) or other Account Collateral from, any person other than the Secured Party (or as otherwise provided in Section 6 of the Agreement).
     None of the officers, agents or other representatives of the SPV or any of its affiliates shall at any time hereafter be permitted to direct the disposition of funds in any Account, or to draw upon or otherwise exercise any authority or power with respect to any Lockbox, Account or Account Collateral related thereto.

Very truly yours,

ABN AMRO BANK N.V.

By:

Name:
Title:

By:

Name:
Title:

Attachment
cc: The SPV

EXHIBIT C
[To be Issued on Letterhead of Secured Party]
                    , 20__
WACHOVIA BANK, NATIONAL ASSOCIATION
Mail Code NC 0817
301 South Tryon Street – Floor M7
Charlotte, North Carolina 28288
Attention: TS Legal Risk Management, Designated Officer

TRONOX PIGMENTS SAVANNAH, INC.

Attention:

NOTICE OF TERMINATION OF DEPOSIT ACCOUNT CONTROL AGREEMENT
Ladies and Gentlemen:
          We refer you to the Deposit Account Control Agreement (With Future Notification) among TRONOX FUNDING LLC (the “SPV”), you and us dated as of June ___, 2008 (the “Agreement”), a photocopy of which is attached hereto. Capitalized terms used but not defined in this letter shall have the meanings given them in the Agreement.
     We hereby notify you that by this letter we are exercising our right under Section 8(a) of the Agreement (subject to your rights as set forth in the Agreement) to terminate the Agreement in accordance with its terms. Accordingly the Agreement shall terminate at the close of the Bank’s business [this day] [on                     , 200_], subject to those undertakings that shall survive termination of the Agreement. Upon termination of the Agreement, all funds thereafter on deposit or deposited in the Account(s) and all Items Collateral received by the Bank shall be subject solely to the provisions of the Deposit Agreement between the SPV and the Bank.

Very truly yours,

ABN AMRO BANK N.V.

By:

Name:
Title:

By:

Name:
Title:

Attachment

Exhibit D
Blocked Account Control Agreement
(“Exclusive Control”)
     Blocked Account Control Agreement dated as of June ___, 2008 (this “Agreement”) by and among Tronox Funding LLC (“SPV”), Tronox Worldwide LLC (“Collection Agent”), ABN AMRO Bank N.V. (“Agent”) and JPMorgan Chase Bank, N.A. (“Depositary”).
     The parties hereto refer to demand deposit account no. 5907632 in the name of SPV maintained at Depositary (the “Account”) and the related lock-box no. 93012 (the “Lock-Box”) and hereby agree as follows:
     1. SPV hereby confirms it has granted a security interest in and lien on the Account and the Lock-Box and all moneys, checks and other payment instruments and the proceeds thereof to the Agent. Depositary’s execution hereof is a condition precedent to the continued maintenance of the Account with Depositary.
     2. Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions (collectively, “instructions”) received from the SPV (but not those from Agent) concerning the Account. On and after the Effective Time (and without SPV’s or Collection Agent’s consent), Depositary shall honor all instructions received from Agent (but not those from SPV or Collection Agent) concerning the Account and the Lock-Box and SPV and Collection Agent shall have no right or ability to access or withdraw or transfer funds from the Account or the Lock-Box. Notwithstanding anything in this Agreement to the contrary, the parties agree that lock-box no. 23850 (the “Non-Pledged Lock-Box”) maintained at Depositary which is also related to the Account and all money, checks and other payment instruments deposited therein and all proceeds thereof (the “Non-Pledged Proceeds”) have not been pledged by the SPV and the SPV may at any time before the Effective Time, and shall promptly following the Effective Time, in each case without the consent of Agent or any other party, direct Depositary to connect the Non-Pledged Lock-Box to an account other than the Account. Agent may, following the delivery of an Exclusive Control Notice, instruct Depositary one time to transfer to the SPV all the Non-Pledged Proceeds in the Account (including the amount of such Non-Pledged Proceeds) promptly upon receipt thereof. Agent shall transfer to the SPV all Non-Pledged Proceeds that were deposited in the Account and transferred to Agent by the Depositary promptly upon the written request of the SPV.
     For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by Agent in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Exclusive Control Notice”), is actually received by the individual employee of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, New York City time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a “business day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.
     Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) (x) cease honoring SPV’s instructions and/or commence honoring solely Agent’s instructions concerning the Account at any time or from time to time after it becomes aware that Agent has sent to it an Exclusive Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem an Exclusive Control Notice to be received by it for purposes of the foregoing paragraph prior to the specified individual’s actual receipt if otherwise actually received by Depositary (or if such Exclusive Control Notice contains minor mistakes or other irregularities but otherwise substantially complies with the form attached hereto as Exhibit A or does not attach an appropriate copy of this Agreement), with no liability whatsoever to SPV, Collection Agent or any other party for doing so.
     3. This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions, lockbox agreement and other standard documentation in effect from time to time with respect to the Lockbox, the Account or services provided in connection therewith (the “Applicable Documentation”), which Applicable Documentation will continue to apply to the Lockbox, the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control), including without limitation any payments required by such Applicable Documentation to be made by SPV in respect of the Account. Prior to issuing any instructions on or after the Effective Time, Agent shall provide Depositary with such Applicable Documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Agent.
     4. Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, reversals or cancellations of payment orders and other electronic fund transfers or other corrections or adjustments to the Account or transactions therein, (ii) overdrafts in the Account, (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder, and (iv) any automated clearing house (ACH) or controlled disbursement obligation originated by customer under the Applicable Documentation.
     5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation an Exclusive Control

2

Notice), instruction or request purportedly furnished to it by SPV or Agent in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreement referred to in paragraph 1 above or any other related documentation or whether any actions by Agent (including without limitation the sending of an Exclusive Control Notice), SPV or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.
     6. SPV hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at SPV’s or Collections Agent’s direction or instruction. Agent hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time in connection with this Agreement, the Lockbox or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding related thereto, (ii) at Agent’s direction or instruction (including without limitation Depositary’s honoring of an Exclusive Control Notice) or (iii) due to any claim by Agent of an interest in the Lockbox or the items therein or the Account or the funds on deposit therein.
     7. Depositary may terminate this Agreement (a) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (b) because of a material breach by SPV, Collection Agent or Agent of any of the terms of this Agreement or the Applicable Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Agent may terminate this Agreement in its discretion upon the sending of at least three (3) days advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.
     8. Depositary represents that it is a “bank”. SPV and Depositary acknowledge that each Account is a “deposit account”. Each party to this Agreement acknowledges that this Agreement is an “authenticated” record and that the arrangements established under this Agreement constitute “ control” of each Account. Each of these terms is used in this Agreement as defined in Article 9 of the Uniform Commercial Code as adopted by the State of New York (the “New York UCC”). The law governing the perfection and priority of the Secured Party’s security interest in the Accounts and all moneys, checks and other payment instruments and

3

deposit therein and the proceeds thereof shall be the law of the State of Illinois, which State shall also be the “jurisdiction” of the Bank within the meaning of Section 9-304 of the New York UCC.
     9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed and delivered by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices or other communications under this Agreement shall be in writing and sent by certified U.S. mail or by facsimile with confirmation of delivery or delivered by courier to the parties hereto at their respective addresses or fax numbers set forth below (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time). Depositary and Agent shall give SPV notice of all notices and communications sent by one to the other.
[signature pages follow]

4

     In Witness Whereof, the parties hereto have duly executed this Agreement as of the date first above written.

Tronox Funding LLC
By:
Name:
Title:

Address for
Notices:	211 North Robinson, Room 564
Oklahoma City, OK
Attn: M. E. Booker
Phone No:	(405) 775-5161
Fax No.:	(405) 775-4671

Tronox Worldwide LLC
By:
Name:
Title:

Address for
Notices:	211 North Robinson, Room 300
Oklahoma City, OK
Attn: M. E. Booker
Phone No:	(405) 775-5161
Fax No.:	(405) 775-4671
Blocked Account Control Agreement

JPMorgan Chase Bank, N.A.
By:
Name:
Title:

Address for
Notices:	JPMorgan Chase Bank N.A.
1 Chase Manhattan
7th Floor
New York, NY 10005
Attn: Jeannie Ng
Phone No:	(212) 552-1359
Fax No.:	(212) 552-5534

And

JPMorgan Chase Bank N.A.
270 Park Avenue
4th Floor
New York, NY 10017
Attn: Stacey Haimes
Phone No:	(212) 270-2317
Fax No.	(212) 270-5100

And

JPMorgan Chase Bank N.A.
707 Travis
5th Floor
Houston, TX 77002
Attn: Chris McFarland
Phone No:	(713) 216-7850
Fax No.:	(713) 216-4801
Blocked Account Control Agreement

ABN AMRO Bank N.V., as the Agent
By:
Name:
Title:

By:
Name:
Title:

Address:	Structured Finance
Asset Securitization
540 West Madison
Chicago, Illinois 60661
Attn: Lender Agent — Conduit
Phone No:	(312) 904-6263
Fax No.:	(312) 992-1527
Blocked Account Control Agreement

Exhibit A
[to be placed on Agent letterhead]
Blocked Account Agreement
Exclusive Control Notice

JPMorgan Chase Bank, N.A.
Jeannie Ng
1 Chase Manhattan
7th Floor
New York, NY 10005
Re: Blocked Account Control Agreement dated as of June ___, 2008 (the “Agreement”) by and among Tronox Funding LLC, Tronox Worldwide LLC, ABN AMRO Bank N.V., and JPMorgan Chase Bank, N.A.
Ladies and Gentlemen:
     This constitutes an Exclusive Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

ABN	AMRO Bank N.V.

By:
Signature

Name

Title

cc:	Tronox	Worldwide LLC
	Tronox	Funding LLC

Attn: